                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549


                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report:  December 15, 1994


                         AIRTOUCH COMMUNICATIONS, INC.





                                    COMMISSION FILE
          DELAWARE                    NO. 1-12342             94-3213132
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer No.)
        Incorporation)





              425 MARKET STREET, SAN FRANCISCO, CALIFORNIA    94105
              (Address of Principal Executive Offices      Zip Code)



                                 (415) 658-2000
              (Registrant's telephone number, including area code)





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


Form 8-K                                          AirTouch Communications, Inc.
December 19, 1994



Item 5.  Other Events

         On December 15, 1994, AirTouch Communications, Inc. (the "Company") effected a change in its domicile from California to Delaware (the "reincorporation"). As previously reported in the Company's Annual Report on Form 10-K filed on March 23, 1994 and Current Report on Form 8-K filed on October 3, 1994, the reincorporation was approved in February 1994 by Pacific Telesis Group, then the sole shareholder of record of the Company, and in September 1994 by the Company's Board of Directors.



Item 7. Financial Statements and Exhibits

        (c)        Exhibit:

        Exhibit
        Number          Description
        ------          -----------
        3.i             Articles of Incorporation of AirTouch Communications, Inc.

        3.ii            Bylaws of AirTouch Communications, Inc.

        4               Rights Agreement between AirTouch Communications, Inc. and the
                        Bank of New York, Rights Agent, dated as of September 19, 1994.





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


Form 8-K                                         AirTouch Communications, Inc.
December 19, 1994





                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AIRTOUCH COMMUNICATIONS, INC.




                                           By: /s/ Mohan S. Gyani
                                               ---------------------------
                                               Vice President, Finance and
                                               Treasurer


December 19, 1994





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

                                 EXHIBIT INDEX



Exhibit
Number          Description
- - ------          -----------
3.i             Articles of Incorporation of AirTouch Communications, Inc.

3.ii            Bylaws of AirTouch Communications, Inc.

4               Rights Agreement between AirTouch Communications, Inc. and the
                Bank of New York, Rights Agent, dated as of September 19, 1994.





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